UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2018

Surge Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52522	98-0550352
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3124 Brother Blvd 104, Bartlett TN	38133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 701-8030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01	Changes in Registrant’s Certifying Accountant

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 30, 2018, the Board of Directors of Surge Holdings, Inc. (“Surge” or “Company”) decided to engage Rodefer Moss & Co. PLLC, Nashville, TN, as independent principal accountant and auditor to report on the Company’s financial statements for the fiscal year ended December 31, 2018, including performing the required quarterly reviews.

In conjunction with the new engagement, the Company has dismissed its former accountant, Paritz & Co., P.A., Hackensack, NJ (“Paritz”), as the Company’s independent registered accounting firm effective April 30, 2018. Paritz has served the Company well since 2010. Under Item 304 of Regulation S-K, the reason for the auditor change is dismissal, not resignation nor declining to stand for re-election.

During the Company's two most recent fiscal years, the financial statements for which period were audited by Paritz, and in the subsequent interim period when Paritz was the auditor of record, (i) there were no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Paritz’s satisfaction, would have caused Paritz to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K. Paritz audited the financial statements for the year ended December 31, 2017 and 2016, which had been prepared assuming that the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern. Other than the going concern explanatory paragraph, the report of Paritz on the Company’s financial statements as of and for the period ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Attached as Exhibit 16.1 is a letter from Paritz addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Paritz in this Current Report on Form 8-K.

On April 30, 2018, the Company approved the engagement of Rodefer Moss & Co. PLLC (“Rodefer”) as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2018. During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of Paritz, the Company did not consult with Rodefer regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exh. No.	Description

16.1	Letter from Paritz & Co., P.A. to U.S. Securities and Exchange Commission dated May 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE HOLDINGS, INC.

DATE: May 4, 2018	By:	/s/ Brian Cox
	Name:	Brian Cox
	Title:	Chief Executive Officer